UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2024

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2909 Hillcroft, Suite 420
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03 Bankruptcy or Receivership.

Silver Star Properties REIT, Inc., a Maryland corporation (the “Company”), owns substantially all of its assets and conducts its operations through Hartman XX Limited Partnership, a Texas limited partnership (the “Operating Partnership”). The Company’s wholly-owned subsidiary, Hartman XX REIT GP LLC, is the sole general partner of the Operating Partnership, and the Company owns a majority limited partner interest in the Operating Partnership. The Company’s wholly-owned subsidiary, Hartman SPE Management, LLC, is the manager of the Hartman SPE, LLC (“SPE”), a subsidiary of Operating Partnership.

As previously disclosed on the Current Report on Form 8-K filed on September 14, 2023, SPE filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), commencing Case No. 23-1145 (the “Bankruptcy Case”).

SPE continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Confirmation of the Combined Disclosure Statement and Plan

SPE filed with the Bankruptcy Court its: (i) Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC on December 29, 2023; (ii) Plan Supplement on February 15, 2024; (iii) First Amended Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC on February 21, 2023; and (iv) Second Amended Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC on February 23, 2024 (the “Combined Disclosure Statement and Plan”), a copy of which is attached as Exhibit 2.1 to this Current Report of Form 8-K. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings ascribed to such terms in the Combined Disclosure Statement and Plan.

On February 26, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”), approving the disclosures contained within and confirming the Combined Disclosure Statement and Plan. A copy of the Confirmation Order is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Notwithstanding the entry of the Confirmation Order, consummation of the Combined Disclosure Statement and Plan (referred to in the Combined Disclosure Statement and Plan as the “Effective Date”) remains subject to the satisfaction of various conditions precedent set forth in the Combined Disclosure Statement and Plan, including closing of the proposed Exit Facility that would fund the transaction contemplated by the Combined Disclosure Statement and Plan. SPE anticipates that the Effective Date should occur on or before March 27, 2024; however, SPE can make no assurances as to when, or ultimately if, the Combined Disclosure Statement and Plan will become effective.

Material Features of the Combined Disclosure Statement and Plan

The following is a summary of the material terms of the Combined Disclosure Statement and Plan. This summary highlights only certain material substantive provisions of the Combined Disclosure Statement and Plan and is not intended to be a complete description of the Combined Disclosure Statement and Plan. This summary is qualified in its entirety by reference to the full text of the Combined Disclosure Statement and Plan, the definitive documents implementing the Combined Disclosure Statement and Plan, and the Confirmation Order.

Pursuant to the Combined Disclosure Statement and Plan and Confirmation Order, there will be a restructuring that provides for the following actions, among others, to occur on or soon after the Effective Date:

•All real property remaining in SPE’s portfolio on the Effective Date (the “Current Properties”) would be transferred by SPE to its indirect, wholly-owned subsidiary, Silver Star CRE, LLC (“Silver Star CRE”), free and clear of all liens, claims, encumbrances, and other interests.

•All commercial leases to which SPE is a party would be assumed by SPE in the Bankruptcy Case and SPE would assign those leases to Silver Star CRE.

•The Current Properties and associated assets held by Silver Star CRE would serve as collateral for the Exit Facility contemplated under the Combined Disclosure Statement and Plan.

•The Exit Facility would close and the proceeds of the Exit Facility would be used to, among other things: (i) repay SPE’s single asset, single borrower term loan agreement with Goldman Sachs Mortgage Company; (ii) establish a reserve in the amount of approximately $20,292,162 that would be used to pay Allowed General Unsecured Claims; and (iii) pay or establish a reserve to pay Allowed Other Secured Claims, including claims arising from mechanic’s and materialmen’s liens.

•All equity Interests held in SPE would be reinstated.

The Combined Disclosure Statement and Plan contains other customary provisions, including additional means for its implementation, provisions governing exculpation, provisions governing SPE’s retention of certain causes of action, and provisions governing the releases of certain claims held by SPE and Creditors.

Unless otherwise specified, the treatment set forth in the Combined Disclosure Statement and Plan and Confirmation Order would be in full and final satisfaction of all claims and causes of action against SPE, which would be discharged on the Effective Date.

Additional information regarding the classification and treatment of claims against and equity interests in SPE can be found in Article V of the Combined Disclosure Statement and Plan (Treatment of Unclassified Claims) and Article VI of the Combined Disclosure Statement and Plan (Classification and Treatment of Claims and Interests).

Post-Emergence Governance and Management

Post-Effective Date, SPE and Silver Star CRE would each be manager-managed by Hartman SPE Management, LLC.

Certain Information Regarding Assets and Liabilities of the Company Parties

In SPE’s most recent monthly operating report filed with the Bankruptcy Court on January 24, 2024, SPE reported total assets of approximately $384,108,644 and total liabilities of approximately $255,342,771 as of December 31, 2023. This financial information has not been audited or reviewed by an independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

The foregoing description of the Combined Disclosure Statement and Plan and the Confirmation Order is a summary thereof and does not purport to be complete, and is subject to, and is qualified in its entirety by, reference to the full text of the Combined Disclosure Statement and Plan and Confirmation Order (attached hereto as Exhibits 2.1 and 2.2).

Item 7.01 Regulation FD Disclosure.

On February 26, 2024, the Company issued a press release announcing the Bankruptcy Court’s confirmation of the Combined Disclosure Statement and Plan. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including the statement regarding the Chapter 11 Case and other statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies. The Company has tried to identify these forward-looking statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “intend,” “may,” “will,” “plan,” “goal” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: risks attendant to the Chapter 11 bankruptcy process, including the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Chapter 11 process and on the Company’s liquidity and results of operations; the length of time that SPE will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; the consummation of the transactions contemplated by the Combined Disclosure Statement and Plan, including the ability of the parties to negotiate definitive agreements with respect to the matters covered by the Combined Disclosure Statement and Plan or otherwise, and the ability of the parties thereto to satisfy the other conditions of the Combined Disclosure Statement and Plan, including obtaining financing; SPE’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the effect of the Chapter 11 filings on SPE’s relationships with vendors, regulatory authorities, and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process and risks associated with third-party motions in Chapter 11; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the impact of litigation; and expectations regarding financial performance, strategic and operational plans, and other related matters. For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
2.1+	Second Amended Combined Disclosure Statement and Chapter 11 Plan of Reorganization of Hartman SPE, LLC dated February 23, 2024
2.2+
Findings of Fact, Conclusions of Law, and Order Approving on a Final Basis and Confirming the Second Amended Combined Disclosure Statement and Chapter 11 Plan of Reorganization of Hartman SPE, LLC dated February 26, 2024

99.1+	Press Release dated February 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+Furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ David Wheeler
Name: David Wheeler
Title: President and Co-Chief Executive Officer
Date:  March 1, 2024